EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Breeze-Eastern Corporation (the “Company”) for the year ended March 31, 2015, filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his knowledge: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (ii) and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 29, 2015	/s/ Brad Pedersen
Brad Pedersen
President & Chief Executive Officer

Date: May 29, 2015	/s/ Serge Dupuis
Serge Dupuis
Chief Financial Officer and Treasurer